FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “First Amendment”) is entered into as of this 8th day of February, 2010 (the “Effective Date”), by and between STINGRAY PROPERTIES, LLC, a Minnesota limited liability company (“Seller”); CRYSTAL BLUE PROPERTIES, LLC, a Minnesota limited liability company, SYLVAN HOLDINGS, LLC, a Minnesota limited liability company and DR. SAMUEL ELGHOR, an individual (collectively, “Seller Guarantor”); G&E HEALTHCARE REIT II SARTELL MOB, LLC, a Delaware limited liability company (“Buyer”); and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”).

RECITALS

A. Seller, Seller Guarantor, Grubb & Ellis Equity Advisors, LLC, a Delaware limited liability company (“GEEA”) and Escrow Agent entered into that certain Real Estate Purchase Agreement and Escrow Instructions dated January 7, 2010 (the “Original Agreement”) pursuant to which Seller agreed to sell, and GEEA agreed to purchase, certain real property located in Sartell, Minnesota and more particularly described in the Original Agreement.

B. Pursuant to that certain Assignment and Assumption of Purchase Agreement and Escrow Instructions dated January 7, 2010, GEEA assigned all of its right, title and interest in and to the Original Agreement to Buyer.

C. Seller and Buyer desire to amend the Original Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Due Diligence Period. Section 3.2 is hereby amended by deleting the phrase “the date that is thirty (30) days after the Effective Date” and replacing it with the following, “March 1, 2010”.

2. Exhibit “G”. Exhibit “G” is hereby deleted in its entirety and Exhibit “G” attached hereto is inserted in its place.

3. Survival of Obligations. The following Section 9.24 is inserted after the end of Section 9.23:

9.24 Survival of Obligations

Any provision of this Agreement that requires observance or performance after the Closing Date shall continue in force and effect following the Closing Date unless such provision is otherwise limited by the terms of this Agreement.

4. Entire Agreement. The Original Agreement, as modified by this First Amendment, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated therein. Except as modified by this First Amendment, the Original Agreement remains unchanged and unmodified and in full force and effect, and the parties hereto hereby ratify and affirm the same.

5. Counterparts. This First Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. Signatures to this First Amendment transmitted by facsimile or electronic mail shall be treated as originals in all respects.

6. Effective Date. This First Amendment shall become effective and binding upon Buyer and Seller on the Effective Date without regard to the date on which Seller Guarantor executes this First Amendment.

[Remainder of page intentionally left blank; signatures to follow on next pages.]IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment as of the Effective Date.

SELLER:	Stingray Properties, LLC, a Minnesota limited liability company By: /s/ Gary W. Verkinnes Name: Gary W. Verkinnes Its: Partner

Crystal Blue Properties, LLC,
a Minnesota limited liability company
SELLER GUARANTOR:	By: /s/ Gary W. Verkinnes
Name: Gary W. Verkinnes
Its: Partner
Sylvan Holdings, LLC,
a Minnesota limited liability company
By: /s/ Jeff Gerdes
Name: Jeff Gerdes
Its: Partner
Dr. Samuel Elghor, an individual
/s/ Samuel Elghor

BUYER:	G&E HEALTHCARE REIT II SARTELL MOB, LLC,
a Delaware limited liability company
By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP,
a Delaware limited partnership
Title: Sole Member
By: GRUBB & ELLIS HEALTHCARE REIT II, INC.,
a Maryland corporation
Title: General Partner
By: /s/ Shannon KS Johnson
Name: Shannon KS Johnson
Title: Chief Financial Officer

ESCROW AGENT:	First American Title Insurance Company
By:	/s/ Barbara Laffer
Its:	Escrow Officer
EXHIBIT “G”

PERMITTED ENCUMBRANCES

1.	Terms and conditions of Final Development Agreement with the City of Sartell, dated 12/16/2004, filed of record 12/27/2004, as document number 1138148.

2.	Terms and conditions of Declaration of Easements, Development Standards and Protective Covenants, dated 12/09/2004, filed of record 12/23/2004, as document number 1138074.

3.	Terms an conditions of Declaration of Road Access Restriction, dated 10/19/1999, filed of record 11/08/1999, as document number 924363.

4.	Easement for Utilities, in favor of City of Sartell, dated 07/14/2000, filed of record 08/24/2000, flied of record 08/24/2000, as document number 945936.

5.	Easement for Storm Sewer, in favor of City of Sartell, as set forth in Granted Permanent Easement, dated 06/07/2001, filed of record 06/21/2001, as document number 971558.

6.	Easement for Roadway, Drainage and Utilities, in favor of City of Sartell, as set forth in Permanent Roadway Drainage and Utility Easement, dated 06/07/2002, filed of record 06/19/2002, as document number 1013929.

7.	Right-of-way of road along easterly property line, as shown on county half section map.

8.	Terms and conditions of Resolution No. 131-05, Vacating a Portion of a Drainage and Utility Easement, filed of record 06/28/2005, as document number 1158409.